SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) is May 15, 2006
ENERGY WEST, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

MONTANA	0-14183	81-0141785
(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

1 First Avenue South, Great Falls, Montana	59401
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (406) 791-7500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment No. 1 to Form 8-K (“Amendment No. 1”) amends and restates the Current Report on Form 8-K dated May 15, 2006 (the “Original Form 8-K”) to correct information included in Item 2.02 that incorrectly stated that the third fiscal quarter of Energy West, Incorporated ended on December 31, 2005. In addition, the press release attached to the Original Form 8-K as Exhibit 99.1 is being corrected to indicate that such press release pertains to the Company’s earnings for its third quarter of fiscal year 2006 as opposed to its second fiscal quarter. Item 2.02 and Exhibit 99.1 of the Original Form 8-K are amended and restated in their entirety as provided in this Amendment No. 1. Other than the disclosure pertaining to the third fiscal quarter ended March 31, 2006, no other changes are being made to the Original Form 8-K.
Item 2.02. Results of Operations and Financial Condition
On May 15, 2006, Energy West, Incorporated issued a press release announcing its earnings for its third fiscal quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Item
99.1	Press Release dated May 15, 2006 reporting the Registrant’s earnings for the fiscal quarter ended March 31, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY WEST, INCORPORATED
Dated: May 15, 2006	By:	/s/ John C. Allen
John C. Allen
Senior Vice President and General Counsel